THE NEW ECONOMY FUND

The Forces of Change: What's Driving the New Economy?

1999 Annual Report
 for the year ended November 30

[Begin Sidebar]
The new economy is transforming much of the world at an accelerating pace. [End Sidebar]

[illustration: binary numbers surrounding the globe.]

The American Funds Group (r)


The New Economy Fund

The New Economy Fund(r) seeks to help you participate in the many investment opportunities created as society continues to shift from producing standardized goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.
The New Economy Fund(r) is one of 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Results at a Glance
Average Annual Compound Returns                       12 Months            Lifetime

(with all distributions reinvested)                   12/1/98 -            12/1/83 -
                                                      11/30/99             11/30/99

The New Economy Fund                                  +41.71%              +17.54%
Lipper Growth Funds Index                             +27.21               +15.24
Morgan Stanley Capital International EAFE(r)
  (Europe, Australasia, Far East) Index*              +21.43               +15.42
Russell 2500 Index*                                   +18.78               +12.98
Standard & Poor's 500 Composite Index*                +20.91               +17.61
*Unmanaged

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                                  Average Annual
                         Total Return             Compound Return
10 Years                 423.11%                  17.99%
Five Years               220.43                   26.23
One Year                 37.49

Sales charges are lower for accounts of $25,000 or more.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations, and periods of illiquidity. Global diversification can help reduce these risks.


Fellow Shareholders:

In the fiscal year just completed, The New Economy Fund had the largest percentage gain of its 16-year lifetime. Your fund rose 41.7% during the 12 months ended November 30 if, like most shareholders, you reinvested the yearly income dividend of 14 cents a share and capital gain distribution of $2.54 a share paid in December 1998. In December 1999, the fund paid shareholders another income dividend of 14 cents a share and a capital gain distribution of $3.18.

New Economy finished the year well ahead of the benchmarks that together represent our relevant investment universe. The Lipper Growth Funds Index, which measures 30 of the largest growth-oriented U.S. mutual funds, recorded the highest total return among those benchmarks, at 27.2%. The Russell 2500, a measure of small- and medium-capitalization U.S. stocks, recorded a total return of 18.8%. The last of the fund's benchmarks - the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America - rose 21.4%.

Another widely reported index - the Standard & Poor's 500 Composite Index, which tracks 500 large companies listed primarily on U.S. exchanges - gained 20.9% for the year.

Technology in the driver's seat

The objective of The New Economy Fund is to invest in service and information companies in the United States and around the world. These sectors of the global economy continue to grow at a much faster pace than the economy as a whole. Reflecting that growth, nearly two-thirds of the stocks held in New Economy's portfolio throughout the year - 82 out of 133 - rose in price. All of the fund's 10 biggest gainers more than doubled.

Rising global demand for electronics resulted in strong earnings for semiconductor, or "chip," manufacturers. With plants that are operating at near capacity and ongoing demand that appears unfettered, this is an area where we expect to see continued growth.

This is true, too, of telecommunications. The fund's holdings in this industry were affected positively by continued growth in telecommunications services as well as significant merger and acquisition activity. For example, Vodafone, the U.K.-based mobile phone operator, acquired AirTouch Communications in June and is now making a bid for Mannesmann, the German mobile phone operator. All are current holdings in the fund.

Of the 25 stocks with the largest share-price appreciation for the fiscal year, nearly three quarters were in telecommunications and technology-related businesses. Examples of a few of the fund's strong telecommunications holdings were Sprint (+90.7%), Telefonos de Mexico (+98.8%) and Mannesmann (+94.1%). Among the fund's larger technology holdings, substantial returns were posted by Oracle (+197.0%) and Texas Instruments (+151.6%).

No discussion of technology would be complete without mentioning the climate of investment opportunities surrounding the Internet. There is a French proverb that goes something like this: The price spoils the pleasure. Surely this could be true of many of the Internet stocks that have captured so much attention this past year. While the fund has participated in some dot-coms at their initial public offerings, the stock prices have often soared well beyond reasonable valuations. There are, however, exciting opportunities in businesses that make communications infrastructure for the Internet, and we've participated in a number of these investments.

[Begin Sidebar]
The objective of the New Economy Fund is to invest in service and information companies in the United States and around the world. These sectors of the global economy continue to grow at a much faster pace than the economy as a whole.
[End Sidebar]

[Begin Sidebar]
10 Largest Equity Holdings
at the end of our fiscal year
(November 30, 1999)

                                            Percent
                                            of Net
                                            Assets
Viacom                                      3.21%
NTT Mobile Communications Network           3.16
AT&T Liberty Media Group                    2.70
Sakura Bank                                 2.31
Computer Associates International           1.74
Fannie Mae                                  1.62
Telefonos de Mexico                         1.41
Nippon Television Network                   1.41
Oracle                                      1.35
Time Warner                                 1.33

[End Sidebar]

[Begin Sidebar]
At the end of fiscal 1999, a total of 38.3% of the fund's assets were invested in non-U.S. companies.
[End Sidebar]

[Begin Sidebar]
Where the Fund's
Assets Are Invested
(Geographical distribution of net assets as of November 30, 1999)

Country                             Percent
                                    of Net
                                    Assets

United States                       49.3%
Europe
  Germany                           2.6
  United Kingdom                    2.4
  Italy                             1.2
  Sweden                            1.1
  Switzerland                       .9
  Denmark                           .8
  Netherlands                       .7
  France                            .2
  Luxembourg                        .1
Asia/Pacific
  Japan                             14.5
  South Korea                       2.0
  Australia                         1.5
  Taiwan                            1.4
  Hong Kong                         .8
  Philippines                       .7
  China                             .5
  Malaysia                          .4
  Thailand                          .3
  Singapore                         .2
Latin America & Canada
  Mexico                            2.0
  Canada                            1.1
  Brazil                            .3
Supranational                       2.6
Total Non-U.S.                      38.3
Cash & Equivalents                  12.4
Total                               100.0%


[End Sidebar]
Asia fuels the ride

Our fund's results also were helped by holdings in companies that are located outside the United States, particularly in Japan. At the end of fiscal 1999, a total of 38.3% of the fund's assets were invested in non-U.S. companies (see the table at left), by far the largest percentage in New Economy's history.

During the year, the Japanese stock market advanced strongly due to corporate restructuring and the overall perception that the economy had bottomed. The resulting rise in the yen versus the dollar increased returns in U.S. dollar terms for our holdings. Several Japanese banks and technology companies did particularly well. Rohm, a Japanese electronic components producer and the fund's third-biggest gainer, tripled in price. Sakura Bank, the fund's fourth-largest holding, more than doubled.

Other stocks on the move

Broadcasting stocks - among the fund's biggest gainers in fiscal 1998 - continued to add to New Economy's return. Very strong gains were registered by AT&T Liberty Media (107.4%) and Nippon Television Network (189.9%). These holdings and others remain among our 10 largest holdings because we believe they are solid companies that will continue to be good investments over the long run.

As we go to press on this letter, it has been announced that America Online has entered an agreement to acquire Time Warner, your fund's 10th largest holding. This merger has already significantly increased the value of the fund's holdings in Time Warner.

On the downside, U.S. and European financial stocks continued the lackluster performance we reported to you six months ago. In the United States, banks and insurance companies were negatively impacted by rising interest rates.

The road ahead

While we are pleased the fund has benefited from the tremendous growth in technology-related stocks, one question arises: How much longer can this continue? The U.S. stock market as a whole, and technology stocks in particular, are certainly selling at all-time high valuations.

While no one can predict where the market is headed, we will continue to seek out the very best opportunities in the services and information industries around the globe. Our strong commitment to research and value-oriented investing has served us well in the past and should continue to make a difference over time. We do not expect to produce a gain on the magnitude of 42% every year - and neither should you. Markets can and will go down, and we encourage shareholders to maintain a long-term perspective.

One final note: William R. Grimsley, who has served as a trustee of the fund since 1992 and Chairman of the Board since 1998, has retired as of December 31. Bill has been responsible for countless successful contributions to your fund and we wish to thank him for his dedicated service over many years.

Cordially,

/s/ Gordon Crawford       /s/ Timothy D. Armour
Gordon Crawford           Timothy D. Armour
Chairman of the Board     President

January 14, 2000


How a $10,000 Investment Has Grown

Here's how a $10,000 investment grew between December 1, 1983 - when The New Economy Fund began operations - and November 30, 1999, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $125,047 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average increase of 17.1% a year. The fund's year-by-year results appear under the chart.

Average Annual Compound Returns*
(for periods ended November 30, 1999)
10 Years         +16.65%
Five Years       +23.29
One Year         +33.58

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

$134,013/1/
S&P 500
Composite Index

$125,047 /1/,/2/
New Economy
Fund

$96,685 /1/,/3/
Lipper Growth
Funds Index

$16,630 /4/
Consumer Price
Index (inflation)

$10,000 /2/
original
investment



                                                            Lipper            Consumer

                                         S&P 500            Growth            Price
Year Ended         New Economy           Composite          Funds             Index
November 30        Fund /1/ /2/          Index/1/           Index/1/ /3/      (inflation)/4/
1983               $9,425                $10,000            $10,000           $10,000
1984               9,485                 10,285             9,222             10,405
1985               13,144                13,273             11,906            10,771
1986               15,950                16,950             14,566            10,909
1987               15,093                16,140             13,569            11,403
1988               18,462                19,881             16,403            11,887
1989               25,269                26,010             21,252            12,441
1990               21,886                25,083             19,611            13,221
1991               26,413                30,204             24,758            13,617
1992               32,641                35,780             29,299            14,032
1993               42,631                39,384             32,478            14,407
1994               41,376                39,806             32,541            14,792
1995               50,984                54,516             43,359            15,178
1996               58,631                69,712             52,166            15,672
1997               71,317                89,622             64,434            15,959
1998               88,243                110,840            76,003            16,026
1999               125,047               134,013            96,685            16,630


Year Ended November 30           1984          1985          1986         1987         1988         1989          1990

Total Value
Dividends Reinvested             -             $199          140          367          315          421           566
Value at Year-End/2/             $9,485        13,144        15,950       15,093       18,462       25,269        21,886
NEF Total Return                 (5.2)%        38.6          21.3         (5.4)        22.3         36.9          (13.4)


Year Ended November 30           1991          1992          1993         1994         1995         1996          1997
Total Value
Dividends Reinvested             589           328           189          307          517          578           455
Value at Year-End/2/             26,413        32,641        42,631       41,376       50,984       58,631        71,317
NEF Total Return                 20.7          23.6          30.6         (2.9)        23.2         15.0          21.6


Year Ended November 30           1998          1999
Total Value
Dividends Reinvested             422           540
Value at Year-End/2/             88,243        125,047
NEF Total Return                 23.7          41.7

Average
annual
compound
return for
16 years:
17.1%/2/

/1/All results are calculated with dividends and capital gains reinvested.

/2/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/3/This index tracks 30 of the largest U.S. growth funds (representing about 52% of all U.S. growth fund assets).

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

The directors of The New Economy Fund have elected to change the fund's dividend payment policy. Beginning with the December 1999 payment, your dividend now will be paid annually, rather than twice a year.

The Forces of Change: What's Driving the New Economy?

[illustration: laptop computer, cellular phone, binary numbers, person's hand, the "enter" key]

In Paris, a man strolling the Jardin des Tuileries finds himself thirsty and out of pocket change. At a vending machine, he calls a posted number from his mobile phone and out pops a soft drink, charged to his phone bill.

Fantasy? Hardly. The new economy is transforming much of the world at an accelerating pace.

From Paris to Tokyo to the Silicon Valley, innovative men and women working for cellular telephone companies, computer software firms and suppliers of equipment for communications networks are mapping out the next technological revolution: wireless access to the Internet, a convergence of the planet's two most rapidly growing technologies.

The result will be access to all sorts of information - e-mail, news headlines, stock quotes and the like - from cell phones, pagers or portable computers with wireless modems. Digital cellular networks - those based on bits and bytes of computer code - are already replacing analog cellular networks. Carriers are making these enhancements so consumers can use devices to send or receive information almost anywhere - even at vending machines.

Technology and the world

The example above illustrates the revolution of information technology, one of two broad trends that have been shaping the new economy for several years. Practically every measure of the U.S. economy has surpassed expectations since 1994, roughly coinciding with the time the Internet was popularly embraced. Most forecasters had anticipated an annual growth rate for the economy far below its actual growth rate of 3.3%. Real wage growth has accelerated, while inflation and unemployment have both declined.

Naturally, a transformation as pervasive as this is not without casualties. Rapid technology changes create a certain amount of dislocation for new and mature businesses alike. It's important to note that not every new business will succeed, nor will every investment opportunity prove fruitful for the fund. Will a soaring new economy mean an end to recessions and other economic ills? Probably not. High returns may instead bring high risks.

So what does this mean for investors in The New Economy Fund? "We believe our long-term, value-oriented approach to investing in service and information companies will provide investors with significant opportunities to participate in the forces of technology and globalization," explains Gordon Crawford, the fund's Chairman and one of its portfolio counselors.

Technology

From railroads to automobiles to information

The revolution of information technology is all around us. Fax machines, cellular phones, personal computers and the Internet represent just the tip of the iceberg. It's also much more. The digitization of information - words, pictures and data - provides seemingly limitless applications. For example, there soon will be widespread use of "smart" phones, a technology already available in Japan. By next year, tens of millions of users in Europe and Asia will enjoy handheld access to the Web whenever they turn on their cellular phones. Other more imaginative scenarios include technologies for the home: the refrigerator that knows when it is low on milk or eggs and places an order with a local supermarket, or the microwave oven that checks a database of a family's allergies or eating habits and issues an alert if an unwanted ingredient is detected when a package's bar code is waved in front of it.

Like railroads in the 19th century and automobiles in the 20th, this technology revolution is pervasive, affecting virtually every other industry. It can boost productivity, reduce costs, cut inventories and facilitate electronic commerce. "The information revolution touches everything," notes Claudia Huntington, another of the fund's portfolio counselors and a former technology analyst. "It transforms how organizations are managed, how products and services are produced and distributed, how consumers manage their finances and purchasing; in fact, it affects most areas of the economy either subtlely or directly. Of course, this means interesting opportunities for investors."

[Begin Sidebar]
The revolution of information technology is all around us. Fax machines, cellular phones, personal computers and the Internet represent just the tip of the iceberg.
[End Sidebar]

[Begin Sidebar]
Considering the pace of the current technology revolution, it pays to stay on top of companies to sort out the survivors from the inevitable fatalities. [End Sidebar]

As a result, new companies, even new industries, are being created at a pace that was unfathomable in the "old" days - say, four years ago. According to Hoover's Online, some 548 companies went public in 1999, an average of more than one a day. One such company is Juniper Networks, a successful holding in your fund, profiled for you below.

Like Juniper, companies throughout the information technology industry are building an infrastructure needed to bring "broadband" communications to the home. What does this mean? Most of the one-in-three homes that currently have access to the Internet use a dial-up modem over existing telephone lines to make their connection. Dial-up modems are easy to use, but their speed of connection limits their performance. Once broadband technologies are fully deployed, all of us will have the ability to receive and send text, images, audio and video at vastly greater speeds, with virtually no delays. The Internet will always be "on" in the home, ready to help with a simple click of a key or voice command. These technologies will bring a host of new data, multimedia and television services. And they will do all of this eventually at an affordable price.

Investing dot-calmly in a sea of rising prices

No doubt about it - the Internet is an explosive phenomenon, and the stratospheric rise in the prices of Internet-related stocks over the past two years has continued to astonish investors, including the analysts and portfolio counselors of The New Economy Fund.

"We're excited by the opportunities in a variety of Internet-related industries," says Tim Armour, the fund's President, "but we believe many of the $pure play' companies just don't make sense for value-oriented, long-term investors." So-called "pure play" Internet companies are those that derive the majority of their revenues from Internet sales and usage. He adds, "Many of those stocks are very volatile, and their market valuations leave us scratching our heads."

Instead, your fund's portfolio includes the stocks of information and service companies that are profiting from the Internet. "There are very real growth opportunities being created by the changes occurring in network and wireless technologies," notes Claudia. "These opportunities can present themselves in the form of companies that support the expansion of the Internet as well as more obvious Internet content or software companies."

[Begin Sidebar]
Juniper Networks, Inc.

In the fund since June 1999
Juniper Networks, a Silicon Valley-based provider of Internet equipment, became a holding in The New Economy Fund during its initial public offering in June 1999. Since then it has proven its mettle - the share price of its stock has grown 715.1% since the initial public offering.

"Juniper is an example of a start-up company that capitalized on next-generation technology," explains Tim Murphy, one of the fund's communications equipment and technology analysts. The whole networked economy is built on the Internet and the computer networks within companies. Juniper develops backbone routers - devices that direct Internet traffic - to enable Internet and telecommunications service companies to meet the demands of an increasingly congested World Wide Web.

"In the short time since the company has gone public, it has signed on 45 major corporate customers," adds Tim. "That's an impressive track record for a start-up, especially when you consider those clients include several of the world's leading service providers, such as Cable & Wireless and MCI Worldcom." [End Sidebar]


Globalization

[illustration: globe]

Having a team of research analysts following companies - as The New Economy Fund does - is one of the best ways for the fund to identify attractive investment opportunities. "We have always believed that the closer you are to the source of information, the more effective your decision-making process is likely to be," says Armour. Considering the pace of the current technology revolution, it pays to stay on top of companies to sort out the survivors from the inevitable fatalities. Observes the February 13, 1999, issue of The
Economist: "Roughly once every generation, a new way of distributing content emerges, and those companies that fail to invest early come to regret it$ The Internet is the newest way of delivering content."

A marketplace spanning the globe

The new economy's other major force is globalization. Quite simply, capitalism is spreading around the world. In the decade since the end of the Cold War and the fall of communism, the business enterprise has emerged as the primary player on the world stage. Fundamental economic change now comes more from companies than capitals. New markets are opening for goods and services. At the same time, global competition helps dampen inflationary pressures.

Improvements in communication technology have accelerated the pace of globalization. Global satellites and information technologies make it possible to speed information across borders as though they don't exist. In global money markets trading, nearly $2 trillion a day seamlessly travels from London to New York to Singapore to Chicago. Trade is growing by 8% a year, foreign investment by 12%. Global corporations are moving operations around the world, wherever workers are highly skilled, operating expenses are low and tax policies are more favorable. Whereas coal, steam and iron drove business during the Industrial Revolution, it is the computer chip that is driving the globalization of business in the new economy.

[Begin Sidebar]
The adoption of information technologies around the globe may well be one of the most effective economic stimulants.
[End Sidebar]

The adoption of information technologies around the globe may well be one of the most effective economic stimulants. On October 11, 1999, Time reported "a 50-member farming cooperative near Cuzco, in Chincheros, Peru, increased its monthly income fivefold - from $300 for the whole village to $1,500 - after it connected to the Internet and established an online partnership with an international export company. Farmers in Sri Lanka are using the Internet to get information about produce prices in [the capital] Colombo to negotiate better rates with brokers, increasing their income by as much as 50%$ and in Africa, the Internet is helping to avert famine by making farmers aware of the state of crops throughout particular regions or countries."

Today's global marketplace rewards companies that value entrepreneurial risk-taking and invest heavily in research and development. Taiwan Semiconductor Manufacturing Company (TSMC), a fund holding profiled for you below, is a company that has done both of those things.

The fund's global profile

The New Economy Fund's portfolio appropriately reflects the trend toward globalization. At the end of fiscal 1999, the fund - which can invest up to 40% of its assets in companies outside the United States - had 38.3% of its assets invested beyond U.S. borders, the most significant portion ever.

"We are seeing attractive opportunities every day," says Tim Armour. "The Internet, which began as a U.S.-centric phenomenon, is now a global phenomenon. We are participating in telecommunications and wireless opportunities in Europe and elsewhere. And Asia - well, the values there have been remarkable."

In Japan, the expectations of economic recovery and future technological development have combined to create significant opportunities for the fund. In March 1999, the Japanese government stepped in to secure the country's banking system. This, in effect, marked the bottom of Japan's long stock market decline.

 [Begin Sidebar]
Taiwan Semiconductor Manufacturing Company, Ltd.

In the fund since November 1997

Founded in 1987, TSMC is an independent semiconductor-manufacturing foundry based in Taiwan's "Silicon Valley," the Hsin-chu Science-Based Industrial Park.

In fact, TSMC is the world's largest semiconductor foundry. A foundry specializes exclusively in manufacturing. It does not design or sell its own products, which ensures that it does not compete with its own customers. "TSMC's Chairman, Morris Chang, a Texas Instruments veteran, recognized early on that there was a better business model for this industry," relates Galen Hoskin, a technology analyst in our Hong Kong office. "Traditional chip makers run fully integrated operations incorporating product development, manufacturing and marketing. Chang felt there would be great value in splitting off the manufacturing process, that it would substantially lower the barriers to new companies entering the business."

He was right. In its 12-year lifetime, TSMC has grown to become the world's second-largest logic semiconductor processor, behind only Intel. Galen explains that this is only the beginning: "The large integrated semiconductor companies are coming to the conclusion that outsourcing manufacturing enhances their own profitability. By using a foundry, they enjoy variable, not fixed, manufacturing costs. They spend less, risk less, and generate higher returns for their shareholders. This has resulted in astounding growth for TSMC. And because the company has grown so fast, it has been able to pour money into technology, resulting in a capability that is state-of-the-art."
[End Sidebar]

[Begin Sidebar]
NTT Mobile Communications Network, Inc. (NTT Central DoCoMo)

In the fund since October 1998

NTT Central DoCoMo spun off from its parent corporation, Nippon Telegraph and Telephone Corporation (NTT) - Japan's largest telephone company -in October 1998 to take advantage of a deregulated domestic mobile phone market.

Says research analyst Harry Tai, "This company has benefited tremendously from the rapid adoption of wireless technology in Japan. The stock has been a tremendous performer since Day 1."

The New Economy Fund first participated in the stock during its initial public offering. Over the period the fund has held it, the stock has split five times and has traded back to nearly its original share price.

NTT Central DoCoMo now enjoys a more than 50% share of the cellular phone market in Japan. Even with over 40% of the population using cellular phones, the market continues to grow. In February, the company became the first in the world to offer "i-mode" wireless data service, which provides users with various types of Internet services, such as e-mail and mobile banking. This highly successful service attracted more than 2 million subscribers in seven months.
[End Sidebar]

 "Prior to rescue of the country's banking system, the Japanese market was trading at only about 30% of its peak level reached nine years before," notes Harry Tai, who follows Asia from our New York office. "This was among the worst downturns in the history of financial markets in the world."

Tucked in the crisis' silver lining were many values for investors. One such stock was NTT Central DoCoMo, a Japanese wireless telecommunications company whose parent company had languished in the country's worst recession since World War II. We profile the holding for you above.

Bringing our resources to bear

The service and information industries in which your fund invests are changing so rapidly it requires careful research and the benefit of a variety of professional perspectives. That's one of the great benefits of the multiple portfolio counselor system used by The New Economy Fund and other American Funds - portfolio counselors and analysts share information with each other to uncover the very best values for the fund, but act independently and follow their own convictions when investing.

As we enter the 21st century, the innovations in information technology and the globalization of business seem boundless. No doubt there will be many exciting opportunities to come, as well as times when the pace of growth of technology stocks will stagnate. One can expect peaks and valleys in any long-term investment plan. The New Economy Fund will continue to search for the best long-term growth opportunities around the world by relying on the expertise of our investment professionals to find the most profitable investments for our shareholders.
[Begin Sidebar]

The service and information industries in which your fund invests are changing so rapidly it requires careful research and the benefit of a variety of professional perspectives.
[End Sidebar]


[photo: American flag]

[illustration: globe]

What Makes the American Funds Different?

As a shareholder in The New Economy Fund, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A long-term, value-oriented approach

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A global perspective

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A multiple portfolio counselor system

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

Experienced investment professionals

Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A commitment to low operating expenses

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

[Begin Sidebar]
We also offer a full line of retirement plans and variable annuities. [End Sidebar]

A Portfolio for Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

Growth Funds
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

Growth-and-Income Funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth And Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

Equity-Income Funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

Balanced Fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

Income Funds
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

Tax-Exempt Income Funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)
State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

Money Market Funds
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1999

-------------------------------------------              -------------
Largest Holdings by Industry

Broadcasting & Publishing                                           16.23
Telecommunications                                                  13.26
Electronic Data Products                                            12.76
Computer Services & Software                                         8.55
Banking                                                              5.14
All Other Industries                                                31.69
Cash & Equivalents                                                  12.37
-------------------------------------------              -------------

THE NEW ECONOMY FUND
November 30, 1999

-------------------------------------------
                                                            Percent
                                                              of
               10 Largest Equity Holdings                 Net Assets

Viacom                                                            3.21
NTT Mobile Communications Network                                 3.16
AT&T Liberty Media Group                                          2.70
Sakura Bank                                                       2.31
Computer Associates International                                 1.74
Fannie Mae                                                        1.62
Telefonos de Mexico                                               1.41
Nippon Television Network                                         1.41
Oracle                                                            1.35
Time Warner                                                       1.33

The New Economy Fund
Investment Portfolio, November 30, 1999



                                                                                      Shares or      Market  Percent
                                                                                      Principal       Value    of Net
Equity Securitites                                                                       Amount        (000)   Assets
 (common and preferred stocks and convertible debentures)
------------------------------------------------------                                 --------    --------  --------

BROADCASTING & PUBLISHING  -  16.23%
Viacom Inc., Class B, nonvoting (1)                                                    6,150,000     305,963      3.21
AT&T Corp.  Liberty Media Group, Class A (1)                                           6,150,200     257,155      2.70
Nippon Television Network Corp. (Japan)                                                  140,000     133,826      1.41
Time Warner Inc.                                                                       2,057,100     126,897      1.33
News Corp. Ltd., preferred (ADR) (Australia)                                             825,000      25,523
News Corp. Ltd., preferred                                                             2,896,615      22,537       .88
News Corp. Ltd.                                                                        2,167,882      18,786
News Corp. Ltd.  (ADR)                                                                   500,000      17,125
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1)(2)(3)                              1,775,000      78,368       .82
USA Networks, Inc. (1)                                                                 1,650,000      66,000       .69
Mediaset SpA (Italy) (2)                                                               5,760,000      65,799       .69
UnitedGlobalCom, Inc., Class A (1)                                                       500,000      52,094       .55
MediaOne Group, Inc. (1)                                                                 520,000      41,210       .43
Infinity Broadcasting Corp., Class A (1)                                               1,068,200      38,923       .41
Grupo Televisa, SA (ADR) (Mexico)(1)                                                     786,300      38,381       .40
CBS Corp. (1)                                                                            700,000      36,400       .38
Chris-Craft Industries, Inc. (1)                                                         463,500      32,155       .34
EMAP PLC (United Kingdom)                                                              1,680,000      29,499       .31
Clear Channel Communications, Inc. (1)                                                   350,000      28,131       .30
Fox Entertainment Group, Inc., Class A (1)                                             1,200,000      27,600       .29
Sinclair Broadcast Group, Inc., Class A (1)                                            2,340,000      26,910       .28
ProSieben Media AG, nonvoting preferred (Germany)                                        410,000      19,083       .20
Thomson Corp. (Canada)                                                                   600,000      16,671       .18
AUDIOFINA (Luxembourg)                                                                   263,000      14,182       .15
Flextech PLC (United Kingdom)(1)                                                         535,000       9,262       .10
Spanish Broadcasting System, Inc., Class A (1)                                           199,000       6,318       .07
Ziff-Davis Inc. (1)                                                                      331,300       6,108       .06
Insight Communications Co., LP, Class A(1)                                               200,000       4,950       .05

TELECOMMUNICATIONS - 13.26%
NTT Mobile Communications Network, Inc. (Japan)                                            8,550     301,329      3.16
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                  1,451,960     134,397      1.41
Mannesmann AG (ADR) (Germany)                                                            475,000      99,750      1.05
Vodafone Group PLC (ADR) (United Kingdom)                                              1,687,500      79,629       .84
Nippon Telegraph and Telephone Corp. (Japan)                                               4,096      73,791       .77
Intermedia Communications Inc. (1)                                                     2,175,000      60,628       .64
Western Wireless Corp., Class A(1)                                                       958,200      56,115       .59
MCI WorldCom, Inc. (1)                                                                   660,592      54,623       .57
Korea Telecom Corp. (ADR) (South Korea)(1)                                               988,800      52,406       .55
Swisscom AG (Switzerland)                                                                151,392      51,381       .54
China Telecom (Hong Kong) Ltd. (China)(1)                                              8,716,000      46,801       .49
Telecom Italia SpA  (Italy)                                                            2,400,000      26,246       .47
Telecom Italia SpA, nonvoting savings shares                                           3,359,500      18,103
Tele Danmark AS, Class B (ADR) (Denmark)                                                 880,000      28,105       .44
Tele Danmark AS                                                                          220,000      14,184
Sprint Corp.                                                                             585,000      40,584       .43
Nextel Communications, Inc., Class A (1)                                                 392,000      38,857       .41
Hikari Tsushin, Inc. (Japan)                                                              16,000      25,202       .26
Qwest Communications International Inc. (1)                                              600,000      20,512       .22
Grupo Iusacell, SA de CV, Class L (ADR) (Mexico)(1)                                    1,573,147      19,664       .21
Tele Celular Sul Participacoes SA, preferred                                             450,000       9,000       .09
  nominative(ADR) (Brazil)
Equant NV (Netherlands)(1)                                                                77,200       7,276       .08
Telecom Argentina STET-France Telecom SA,                                                 75,000       2,203       .02
  Class B (ADR) (Argentina)
Stet Hellas Telecommunications SA (ADR) (Greece)(1)                                       97,500       1,926       .02

ELECTRONIC DATA PRODUCTS - 12.76%
Rohm Co., Ltd. (Japan)                                                                   457,000     124,530      1.31
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(1)                               25,547,100     120,055      1.26
Samsung Electro-Mechanics Co. (South Korea)(1)                                         1,380,000     107,161      1.13
Applied Materials, Inc. (1)                                                            1,050,000     102,309      1.07
Microchip Technology Inc. (1)                                                          1,250,000      79,219       .83
PMC-Sierra, Inc. (1)                                                                     680,000      70,083       .74
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                                  780,000      37,586       .67
Telefonaktiebolaget LM Ericsson, Class B                                                 550,000      26,682
ADVANTEST CORP. (Japan)                                                                  350,000      58,643       .62
Texas Instruments Inc.                                                                   600,000      57,638       .61
Cisco Systems, Inc. (1)                                                                  600,000      53,513       .56
MIPS Technologies, Inc., Class A(1)                                                    1,200,000      52,950       .56
KLA-Tencor Corp.(1)                                                                      600,000      50,738       .53
Micrel, Inc. (1)                                                                         744,400      36,662       .38
Dallas Semiconductor Corp.                                                               573,700      33,095       .35
Adaptec, Inc. (1)                                                                        610,000      32,864       .34
Maxim Integrated Products, Inc. (1)                                                      350,000      28,109       .30
Intel Corp.                                                                              300,000      23,006       .24
3Com Corp. (1)                                                                           500,000      19,906       .21
Samsung Electronics Co., Ltd. (South Korea)                                               90,000      18,637       .20
Nikon Corp. (Japan)                                                                      700,000      17,848       .19
hi/fn, inc. (1)                                                                          350,000      15,400       .16
Storage Technology Corp. (1)                                                             700,000      13,825       .14
SIPEX Corp. (1)                                                                          800,000      11,100       .12
SCI Systems, Inc.(1)                                                                     153,400      10,412       .11
Electronics for Imaging, Inc. (1)                                                        200,000       8,913       .09
Nanovation Technologies, Inc.,convertible preferred,                                     267,000       4,005       .04
  Class A(1), (2), (3)

COMPUTER SERVICES & SOFTWARE - 8.55%
Computer Associates International, Inc.                                                2,550,000     165,750      1.74
Oracle Corp. (1)                                                                       1,900,000     128,844      1.35
Microsoft Corp. (1)                                                                    1,000,000      91,047       .96
Cendant Corp. (1)                                                                      4,524,622      74,939       .79
HNC Software Inc. (1)                                                                  1,030,000      73,130       .77
Siebel Systems, Inc. (1)                                                               1,000,000      70,125       .74
Juniper Networks, Inc. (1)                                                               180,300      49,966       .52
Power Integrations, Inc.(1)                                                              900,800      35,919       .38
Intuit Inc. (1)                                                                          600,000      30,000       .31
Paychex, Inc.                                                                            750,000      29,953       .31
Autodesk, Inc.                                                                           650,000      19,053       .20
Cymer, Inc. (1)                                                                          304,100      12,164       .13
PeopleSoft, Inc. (1)                                                                     600,000      11,287       .12
Altera Corp.(1)                                                                          200,000      10,775       .11
Vantive Corp. (1)                                                                        400,000       6,200       .07
Hewlett-Packard Co.                                                                       50,000       4,744       .05

BANKING - 5.14%
Sakura Bank, Ltd. (Japan)                                                             27,871,000     207,153      2.31
Sakura Finance (Bermuda) Trust  0.75% convertible                                    864,000,000      12,758
   preference units(Incorporated in Bermuda)
Wells Fargo & Co.                                                                      2,456,660     114,235      1.20
STB Cayman Capital, Ltd. 0.50% convertible                                       $2,240,000,000       38,370       .40
  debentures 2007 (Japan)
Westpac Banking Corp. (Australia)                                                      4,477,421      30,176       .32
Charter One Financial, Inc.                                                            1,204,205      26,116       .27
Bangkok Bank PCL (Thailand)(1)                                                        11,400,000      24,414       .26
Unidanmark A/S, Class A (Denmark)                                                        250,700      19,015       .20
Bank of the Philippine Islands (Philippines)                                           5,410,600      14,287       .15
Equitable Banking Corp. (Philippines)                                                  1,656,090       3,300       .03

MISCELLANEOUS BUSINESS SERVICES - 4.77%
Concord EFS, Inc. (1)                                                                  2,841,375      75,296       .79
Rentokil Initial PLC (United Kingdom)                                                 16,025,000      61,404       .65
Black Box Corp. (1)                                                                      740,800      44,078       .46
Robert Half International Inc (1)                                                      1,200,000      33,600       .35
Adecco SA (Switzerland)(1)                                                                48,000      30,681       .32
Metamor Worldwide, Inc. (1)                                                            1,007,200      26,565       .28
Snyder Communications, Inc. (1)                                                        1,950,000      26,203       .28
Galileo International, Inc.                                                              800,000      25,600       .27
Focal Communications Corp. (1)                                                           900,000      21,262       .22
Trimble Navigation Ltd. (1)                                                            1,090,000      18,394       .19
Lason, Inc. (1)                                                                          550,000      13,406       .14
ISS-International Service System A/S,                                                    217,500      12,667       .13
  Class B (Denmark) (1)
Sabre Group Holdings, Inc., Class A (1)                                                  250,000      11,375       .12
Profit Recovery Group International, Inc. (1)                                            300,000      11,114       .12
Digex, Inc., Class A (1)                                                                 320,000      10,720       .11
Bright Horizons Family Solutions, Inc.(1)                                                495,000       7,642       .08
Park-Ohio Holdings Corp. (1), (4)                                                        550,000       6,600       .07
Ceridian Corp. (1)                                                                       300,000       6,488       .07
Cintas Corp.                                                                             115,400       5,301       .06
China.com Corp., Class A (Hong Kong)(1)                                                   25,700       2,878       .03
MSC Industrial Direct Co., Inc., Class A (1)                                             303,200       2,748       .03
EarthWatch Inc., 8.50% convertible preferred,                                            224,590         386       .00
   Series C (1),(2),(3),(5)

MERCHANDISING - 4.53%
Ito-Yokado Co., Ltd. (Japan)                                                             794,000      85,982       .90
Kohl's Corp. (1)                                                                         950,000      68,578       .72
Consolidated Stores Corp. (1)                                                          3,518,750      55,420       .58
Dollar General Corp.                                                                   1,717,800      42,086       .44
Michaels Stores, Inc. (1)                                                              1,000,000      31,375       .33
Lowe's Companies, Inc.                                                                   620,000      30,884       .32
Walgreen Co.                                                                           1,011,200      29,451       .31
Too, Inc. (1)                                                                            970,000      17,945       .19
Coles Myer Ltd. (Australia)                                                            2,800,391      14,264       .15
AutoZone, Inc. (1)                                                                       500,000      13,781       .15
EM.TV & Merchandising AG (Germany)(1)                                                    178,700      13,496       .14
Kingfisher PLC (United Kingdom)                                                        1,257,733      11,706       .12
Bombay Co., Inc. (1), (4)                                                              1,850,000       9,250       .10
PETsMART, Inc. (1)                                                                     1,000,000       4,313       .05
Chip Shot Golf Corp., Series C, preferred (1), (2), (3)                                1,215,000       2,680       .03

MISCELLANEOUS FINANCIAL SERVICES - 4.29%
Fannie Mae                                                                             2,321,500     154,670      1.62
Freddie Mac                                                                            1,375,000      67,891       .71
SLM Holding Corp.                                                                      1,200,000      59,475       .63
ORIX Corp. (Japan)                                                                       324,000      53,011       .56
Capital One Financial Corp.                                                              675,000      31,430       .33
Citigroup Inc.                                                                           338,600      18,242       .19
Mycal Card Inc. (Japan)                                                                  350,000      16,883       .18
American Capital Strategies, Ltd.                                                        325,000       6,540       .07

ENTERTAINMENT & LEISURE - 2.79%
Carnival Corp.                                                                         2,100,000      92,662       .97
Star Cruises PLC (United Kingdom)                                                      5,800,000      55,390       .58
Pixar (1)                                                                                950,000      39,900       .42
Nintendo Co., Ltd. (Japan)                                                               200,000      33,491       .35
VTech Holdings Ltd. (Hong Kong)                                                        6,000,000      20,242       .21
Kinowelt Medien AG (Germany)(1)                                                          170,000      11,898       .13
Harrah's Entertainment, Inc. (1)                                                         325,000       8,978       .09
Vail Resorts, Inc. (1)                                                                   200,000       3,438       .04

INSURANCE - 2.75%
ING Groep NV (Netherlands)                                                               862,407      48,503       .62
ING Groep NV, warrants, expire 2001 (1)                                                  660,000      10,368
XL Capital Ltd. (Bermuda - Incorporated                                                1,000,000      51,000       .54
  in Cayman Islands)
American International Group, Inc.                                                       421,875      43,559       .46
Fairfax Financial Holdings Ltd. (Canada)(1)                                              281,000      41,374       .43
20th Century Industries                                                                1,000,000      19,375       .20
PartnerRe Holdings Ltd. (Singapore -                                                     553,900      16,271       .17
  Incorporated in Bermuda)
HCC Insurance Holdings, Inc.                                                           1,300,000      13,812       .15
Mercury General Corp.                                                                    550,000      12,856       .13
Allianz AG (Germany)                                                                      15,000       4,392       .05

COMPUTER SYSTEMS - 2.49%
Fujitsu Ltd. (Japan)                                                                   2,500,000      89,092       .94
NEC Corp. (Japan)                                                                      3,750,000      88,046       .93
International Business Machines Corp.                                                    188,000      19,376       .20
Gateway, Inc. (formerly Gateway 2000, Inc.) (1)                                          200,000      15,275       .16
Silicon Graphics, Inc. (1)                                                             1,120,300      10,573       .11
Lexmark International Group, Inc., Class A (1)                                           100,000       8,300       .09
Compaq Computer Corp.                                                                    250,000       6,110       .06

MISCELLANEOUS PUBLIC SERVICES - 0.96%
Williams Companies, Inc.                                                               1,420,600      47,945       .50
Suez Lyonnaise des Eaux (France)                                                         149,500      21,995       .23
Hays PLC (United Kingdom)                                                              1,400,000      21,344       .23

DIVERSIFIED SERVICES - 0.81%
First Pacific Co. Ltd. (Hong Kong)                                                    88,354,198      47,784       .50
Benpres Holdings Corp. (GDR) (Philippines)(1)                                          6,000,000      18,000       .19
Brambles Industries Ltd. (Australia)                                                     400,000      10,988       .12

HEALTH & HOSPITAL SERVICES - 0.57%
First Health Group Corp. (1)                                                             720,000      18,135       .19
Cardinal Health, Inc.                                                                    300,650      15,728       .17
Columbia/HCA Healthcare Corp.                                                            380,000      10,355       .11
Universal Health Services, Inc., Class B (1)                                             200,000       6,588       .07
Nu Skin Enterprises Inc., Class A (1)                                                    290,000       3,244       .03

ENVIRONMENTAL SERVICES - 0.55%
Allied Waste Industries, Inc. (1)                                                      4,700,000      38,187       .40
Waste Management, Inc.                                                                   900,000      14,625       .15

ELECTRIC UTILITIES - 0.46%
Manila Electric Co., Class A (GDR) (Philippines)(3)                                    1,550,000      17,006       .33
Manila Electric Co., Class B                                                           5,629,930      14,453
Scottish and Southern Energy PLC (United Kingdom)                                        900,000       6,552       .07
National Power PLC (United Kingdom)                                                      940,000       5,913       .06

SAFETY & SECURITY SERVICES - 0.44%
Securitas AB, Class B (Sweden)                                                         2,512,000      41,803       .44

RESTAURANTS - 0.36%
Brinker International, Inc. (1)                                                        1,500,000      33,937       .36

ENERGY SERVICES - 0.30%
Schlumberger Ltd. (Netherlands Antilles)                                                 470,000      28,229       .30

ADVERTISING - 0.30%
Interpublic Group of Companies, Inc.                                                     600,000      28,200       .30

HEALTH & PERSONAL CARE SERVICES - 0.29%
Quintiles Transnational Corp. (1)                                                        917,800      20,249       .21
Trigon Healthcare, Inc. (1)                                                              264,600       7,789       .08

AIRLINES- 0.18%
Deutsche Lufthansa AG (Germany)                                                          800,000      17,610       .18

DELIVERY SERVICES - 0.15%
United Parcel Service, Inc., Class B                                                     220,800      14,587       .15

FOOD SERVICES - 0.11%
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                              550,000      10,331       .11

LEASING SERVICES - 0.10%
Hertz Corp., Class A                                                                     166,100       7,028       .07
IKON Office Solutions, Inc.                                                              382,400       2,557       .03

REAL ESTATE - 0.08%
New World China Land Ltd. (China - Incorporated                                       16,310,000       7,246       .08
  in the Cayman Islands) (1)
RAIL & ROAD SERVICES  -   0.07%
C.H. Robinson Worldwide, Inc.                                                            205,500       7,167       .07

ENGINEERING & CONSTRUCTION - 0.06%
Foster Wheeler Corp.                                                                     600,000       6,113       .06

INFORMATION & PRINTING SERVICES - 0.04%
Primark Corp. (1)                                                                        141,910       3,769       .04

MISCELLANEOUS - 4.24%
Other equity securities in initial period of acquisition                                             403,642      4.24
                                                                                                   --------
TOTAL EQUITY SECURITIES (cost: $4,859,632,000)                                                     8,344,318     87.63
                                                                                                   --------

                                                                                      Principal      Market
                                                                                         Amount       Value
Short-Term Securities                                                                      (000)       (000)
--------------------------------------------                                           --------    --------
Corporate Short-Term Notes - 9.96%

Corporate Asset Funding Co. Inc. 5.30%-6.02%                                              88,500      88,026       .92
   due 12/7/1999-1/27/2000 (2)
IBM Credit Corp. 5.31%-5.92% due 12/9/1999-1/10/2000                                      85,000      84,607       .89
Motiva Enterprises LLC 5.85%-5.93% due 1/19-1/25/2000                                     62,900      62,349       .66
Ford Motor Credit Co. 5.25%-5.28% due 12/15-12/28/1999                                    61,000      60,837       .64
Procter & Gamble Co. 5.27%-5.82%                                                          60,600      60,308       .63
   due 12/16/1999-1/11/2000
American Express Credit Corp. 5.29%-5.85%                                                 57,600      57,185       .60
   due 12/15/1999-2/1/2000
General Electric Capital Corp. 5.84%-6.00%                                                57,700      57,153       .60
   due 1/18-2/22/2000
USAA Capital Corp. 5.85%-5.94% due 1/28-1/31/2000                                         57,239      56,673       .60
Associates First Capital Corp. 5.33%-5.71%                                                56,700      56,483       .59
   due 12/1/1999-1/10/2000
General Motors Acceptance Corp. 5.29%-5.85%                                               52,680      52,478       .55
   due 12/1/1999-1/18/2000
BellSouth Capital Funding Corp. 5.80%-5.83%                                               48,000      47,378       .50
   due 1/24-3/16/2000 (2)
Pfizer Inc 5.66%-5.80% due 2/2-3/31/2000 (2)                                              45,000      44,257       .46
National Rural Utilities Cooperative Finance Corp.                                        41,700      41,605       .44
    5.30%-5.80% due 12/2/1999-2/7/2000
Coca-Cola Co. 5.29%-5.80% due 12/2/1999-1/28/2000                                         40,000      39,879       .42
Motorola, Inc. 5.80%-5.95% due 1/21-3/3/2000                                              40,000      39,561       .42
Household Finance Corp. 5.70%-5.87% due 1/26/2000                                         36,400      36,063       .38
Gannett Co., Inc. 5.85% due 1/14/2000 (2)                                                 30,000      29,782       .31
E.I. du Pont de Nemours and Co. 5.29% due 12/3/1999                                       23,700      23,690       .25
Eastman Kodak Co. 5.30% due 12/6/1999                                                     10,000       9,991       .10

Federal Agency Discount Notes - 2.30%

Freddie Mac 5.19%-5.52% due 12/7/1999-3/2/2000                                           137,400     136,860      1.44
Fannie Mae 5.23%-5.48% due 12/2/1999-4/10/2000                                            82,370      82,009       .86

Non-U.S. Currency - 0.04%

New Taiwanese Dollar                                                                 NT$102,370        3,240       .04
                                                                                                   --------
TOTAL SHORT-TERM SECURITES (cost: $1,170,254,000)                                                  1,170,414     12.30
                                                                                                   --------
TOTAL INVESTMENT SECURITIES (cost: $6,029,886,000)                                                 9,514,732     99.93
Excess of cash and receivables over payables                                                           6,968       .07
                                                                                                   --------
NET ASSETS                                                                                         9,521,700    100.00
                                                                                                    =======


(1) Non-income-producing security.

(2) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures established by the Board of Trustees.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.

(5) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


Equity securities appearing in the portfolio since May 31, 1999

Bangkok Bank
Bombay Co.
Ceridian
China.com
China Telecom (Hong Kong)
Chip Shot Golf
C.H. Robinson Worldwide
Cintas
Citigroup
Clear Channel Communications
Cymer
Dallas Semiconductor
Deutsche Lufthansa
Digex
EM.TV & Merchandising
Equant
Equitable Banking
First Pacific
Focal Communications
Foster Wheeler
Fujitsu
Galileo International
Harrah's Entertainment
Hewlett-Packard
hi/fn
Hikari Tsushin
Insight Communications
Intermedia Communications
ISS-International Service System
Juniper Networks
Kinowelt Medien
KirchMedia
KLA-Tencor
Lason
Lowe's Companies
MediaOne Group
Micrel
Mikuni Coca-Cola Bottling
MIPS Technologies
Mycal Card
Nanovation Technologies
NEC
New World China Land
Nikon
Pixar
PMC-Sierra
Power Integrations
Qwest Communications International
Sabre Group Holdings
Samsung Electro-Mechanics
Siebel Systems
SIPEX
Spanish Broadcasting System
Too
UnitedGlobalCom
United Parcel Service
Universal Health Services
Vantive
Walgreen
Ziff-Davis

Equity securities eliminated from the portfolio since May 31, 1999

ABR Information Services
Adelphia Communications
AirTouch Communications
Associated Banc-Corp
AT&T
CANAL+
CB Richard Ellis Services
CBT Group
Circuit City Stores-CarMax Group
Circuit City Stores-Circuit City Group
Comcast
DFS Furniture
Dun & Bradstreet
Epicor Software
Fidelity National Financial
First Union
ForeningsSparbanken
Genting International
Globalstar Telecommunications
Home Depot
InaCom
Insignia/ESG Holdings
Keystone Financial
Linear Technology
MGM Grand
Mirage Resorts
Mitsubishi Estate
Molex
Omnicom Group
Philippine Commercial International Bank
Protection One
Rental Service
SkyTel Communications
Stewart Enterprises
Telecom Corp. of New Zealand
TNT Post Groep
Toronto-Dominion Bank
United HealthCare

The New Economy Fund
Financial Statements
Statement of Assets and                                           (dollars in
Liabilities at November 30, 1999                                   thousands)
                                                       --------      --------
Assets:
Investment securities at market
 (cost: $6,029,886)                                                $9,514,732
Cash                                                                   12,495
Receivables for-
 Sales of investments                                  $ 32,466
 Sales of fund's shares                                  13,934
 Dividends                                                4,365        50,765
                                                       --------      --------
                                                                    9,577,992
Liabilities:
Payables for-
 Purchases of investments                                40,353
 Repurchases of fund's shares                             7,734
 Management services                                      3,078
 Other expenses                                           5,127        56,292
Net Assets at November 30, 1999-                       --------      --------
 Equivalent to $29.90 per share on
 318,454,397 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                       $9,521,700
                                                                     ========



Statement of Operations                                           (dollars in
for the year ended November 30, 1999                               thousands)
-----------------------------------                    --------      --------
Investment Income:
Income:
 Dividends                                             $ 46,249
 Interest                                                44,696      $ 90,945
                                                       --------
Expenses:
 Management services fee                                 30,886
 Distribution expenses                                   18,532
 Transfer agent fee                                       6,843
 Reports to shareholders                                    294
 Registration statement and prospectus                      414
 Postage, stationery and supplies                         1,045
 Trustees' fees                                             114
 Auditing and legal fees                                     61
 Custodian fee                                            1,063
 Taxes other than federal income tax                         92
 Other expenses                                              91        59,435
                                                       --------      --------
 Net investment income                                                 31,510
                                                                     --------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   1,065,572
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                    1,930,694
 End of year                                          3,484,857
  Net unrealized appreciation                          --------
   on investments                                                   1,554,163
 Net realized gain and unrealized                                    --------
  appreciation on investments                                       2,619,735
Net Increase in Net Assets                                           --------
 Resulting from Operations                                         $2,651,245
                                                                     ========


                                                                  (dollars in
Statement of Changes in Net Assets                                 thousands)
-----------------------------------                    --------      --------

                                                     year ended   November 30
                                                            1999          1998
Operations:                                            --------      --------
Net investment income                                $   31,510    $   33,166
Net realized gain on investments                      1,065,572       675,033
Net unrealized appreciation
 on investments                                       1,554,163       422,890
                                                       --------      --------
 Net increase  in net assets
  resulting from operations                           2,651,245     1,131,089
                                                       --------      --------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                    (37,556)      (28,423)
Distributions from net realized
 gain on investments                                   (648,071)     (394,742)
                                                       --------      --------

 Total dividends and distributions                     (685,627)     (423,165)
                                                       --------      --------
Capital Share Transactions:
Proceeds from shares sold:
 69,401,406 and 42,169,768
 shares, respectively                                 1,758,922       937,603
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 29,589,151 and 20,671,001 shares,
 respectively                                           657,311       403,196
Cost of shares repurchased:
 35,924,475 and 37,059,740
 shares, respectively                                  (898,829)     (814,395)
                                                       --------      --------
 Net increase in net assets resulting
  from capital share transactions                     1,517,404       526,404
                                                       --------      --------
Total increase in net assets                          3,483,022     1,234,328

Net Assets:
Beginning of year                                     6,038,678     4,804,350
End of year (including undistributed                   --------      --------
 net investment income: $16,052 and
 $21,689, respectively)                              $9,521,700    $6,038,678
                                                       ========      ========

 See Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued$ basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manag its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1999, such non-U.S. taxes were $2,796,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, and other receivables and payables, on a book basis, were $163,000 for the year ended November 30, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of November 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,484,846,000; $3,744,664,000 related to appreciated securities and $259,818,000 related to depreciated securities. During the year ended November 30, 1999, the fund realized, on a tax basis, a net capital gain of $1,062,397,000 on securities transactions. Net gains related to non-U.S. currency transactions of $388,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,029,886,000 at November 30, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $30,886,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates of 0.58% of the first $500 million of average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and .375% of such assets in excess of $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees based on annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; 0.42% of such assets in excess of $1.25 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1999, distribution expenses under the Plan were $18,532,000. As of November 30, 1999, accrued and unpaid distribution expenses were $4,568,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,506,000 (after llowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,843,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $240,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,604,638,000 and $3,209,301,000, respectively, during the year ended November 30, 1999.

As of November 30, 1999, accumulated undistributed net realized gain on investments was $1,014,794,000 and additional paid-in capital was $4,687,543,000. The fund reclassified $44,344,000 from undistributed net realized gains to additional paid-in capital during the year ended November 30, 1999, as a result of permanent differences between book and tax. Additionally, the fund reclassified $409,000 of currency gains from undistributed net realized gains to undistributed net investment income for the year ended November 30, 1999.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,063,000 includes $59,000 that was paid by these credits rather than in cash.

6. TRANSACTIONS WITH AFFILIATES

The fund owns 5.09% of the outstanding voting securities of Bombay Co., Inc. and 5.20% of Park-Ohio Holdings Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

PER-SHARE DATA AND RATIOS


                                                       Year    ended  November        30
                                             -----    -----    -----     -----    -----
                                               1999     1998     1997      1996     1995
                                             -----    -----    -----     -----    -----
Net Asset Value, Beginning
 of Year                                      23.65    20.92    18.50     16.98    14.65
                                             -----    -----    -----     -----    -----

Income from Investment
 Operations:
 Net investment income                         .10      .13      .12       .14      .20
 Net gains on securities
  (both realized and unrealized)              8.83     4.44     3.57      2.26     2.99
  Total from investment                      -----    -----    -----     -----    -----
   operations                                 8.93     4.57     3.69      2.40     3.19
                                             -----    -----    -----     -----    -----
Less Distributions:
 Dividends (from net investment
  income)                                     (.14)    (.12)    (.14)     (.19)    (.18)
 Distributions (from capital
  gains)                                     (2.54)   (1.72)   (1.13)     (.69)    (.68)
                                             -----    -----    -----     -----    -----
   Total distributions                       (2.68)   (1.84)   (1.27)     (.88)    (.86)
                                             -----    -----    -----     -----    -----
Net Asset Value, End of Year                  29.90    23.65    20.92     18.50    16.98
                                             =====    =====    =====     =====    =====
Total Return (1)                             41.71%   23.73%   21.64%    15.00%   23.22%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $9,522   $6,039   $4,804    $4,223   $3,523
 Ratio of expenses to average
  net assets                                   .78%     .79%     .81%      .84%     .88%
 Ratio of net income to
  average net assets                           .42%     .60%     .66%      .85%    1.33%
 Portfolio turnover rate                     47.93%   38.55%   31.62%    29.54%   27.03%


 1 Excludes maximum sales charge
  of 5.75%.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "fund"), including the investment portfolio, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Los Angeles, California
January 7, 2000

1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                          Dividends and Distributions per Share

                                                          From Net                 From Net Realized

To Shareholders of Record        Payment Date             Investment Income        Long-Term Gains

December 22, 1998                December 23, 1998        $.10                     $2.54

June 18, 1999                    June 21, 1999            .04                      -


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 27% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

The New Economy Fund

Board of Trustees

Timothy D. Armour
Los Angeles, California
President of the fund
Director, Capital Research
and Management Company

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

Gordon Crawford
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Alan Greenway
La Jolla, California
Private investor;
President, Greenway Associates, Inc.
(management consulting services)

E. Graham Holloway
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

Leonade D. Jones
Burlingame, California
Management consultant;
former Treasurer, The Washington
Post Company

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

Norman R. Weldon, Ph.D.
Evergreen, Colorado
Managing Director, Partisan
Management Group Inc.;
former Chairman of the Board,
Novoste Corporation

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; corporate director; lecturer,
Department of Molecular Biology,
Princeton University

Other Officers

Claudia P. Huntington
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Vincent P. Corti
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Ulrich A. Volk
London, England
Vice President of the fund
Vice President, Capital Research Company

Chad L. Norton
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

David A. Pritchett
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Sheryl F. Johnson
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Alan W. Clements, a Trustee since 1991, retired from the Board at the end of 1999. The Trustees thank him for his many contributions to the fund.

Offices of the fund and of the
investment adviser, Capital Research and
Management Company

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  BDC/AL/4473
Lit. No. NEF-011-0100